UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Section 240.14a-12

ALJ Regional Holdings, Inc.

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(Name of Registrant as Specified In Its Charter)

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1

ANNUAL MEETING OF STOCKHOLDERS OF    ALJ REGIONAL HOLDINGS, INC.    August 17, 2018    GO GREEN    e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.   NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement, Proxy Card andAnnual Report on Form 10-K are available at http://www.astproxyportal.com/ast/10808/   Please sign, date and mail your proxy card in the envelope provided as soon as possible.    Please detach along perforated line and mail in the envelope provided.    20333033030000001000 0 081718    1. ToelectMichaelC.Borofsky,JessM.RavichandAnnaVanBuren,eachasaClassIIIdirector,toholdofficeuntil the Company’s 2021Annual Meeting of Stockholders (or, if Proposal 2 is approved, until the Company’s 2019 Annual Meeting of Stockholders) or until their respective successors are elected and duly qualified, or until their respectiveearlierresignationorremoval. OMichael C. Borofsky O Jess M. Ravich O Anna Van Buren 2. To approve the amendment and restatement of the Restated Certificate of Incorporation of the Company to phase out the classified board structure of the BoardofDirectors. 3. To approve the amendment and restatement of the Restated Certificate ofIncorporationoftheCompanytoeliminatethePreferredStockandauthorizethe issuanceof5,000,000sharesofblankcheckpreferredstock. 4. To approve the amendment and restatement of the Restated Certificate ofIncorporationoftheCompanytoupdateandmodifytheindemnificationprovisions. 5. To approve the amendment and restatement of the Restated Certificate ofIncorporation of the Company to update and modify the Section 382 ownership changetaxprovisions. FORALLNOMINEESWITHHOLDAUTHORITYFORALLNOMINEESFORALLEXCEPT(Seeinstructionsbelow) INSTRUCTIONS:Towithholdauthoritytovoteforanyindividualnominee(s),mark“FORALLEXCEPT” andfillinthecirclenexttoeachnomineeyouwishtowithhold,asshownhere: NOMINEES: THEBOARDOFDIRECTORSRECOMMENDSAVOTE"FORALLNOMINEES"INPROPOSAL1,AND"FOR"PROPOSALS2,3,4,5AND6. PLEASESIGN,DATEANDRETURNPROMPTLYINTHEENCLOSEDENVELOPE.PLEASEMARKYOURVOTEINBLUEORBLACKINKASSHOWNHEREx FORAGAINSTABSTAIN 6. To ratify the appointment of Mayer Hoffman McCann P.C. as the Company’sindependent registered public accounting firm for the fiscal year ending September30,2018. Intheirdiscretion,theproxiesareauthorizedtovoteuponsuchotherbusinessasmayproperlycome before theAnnual Meeting. This proxy when properly executed will be voted as directed herein bythe undersigned shareholder. Ifnodirectionismade,thisproxywillbevotedFORALLNOMINEESinProposal1,andFORProposals2,3,4,5and6. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchangestotheregisteredname(s)ontheaccountmaynotbesubmittedviathis method.   Signature of Stockholder   Date:   Signature of Stockholder   Date:   Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.